                                                                    Exhibit 99.2


                               MERCK & CO., INC.
                          OTHER FINANCIAL DISCLOSURES
                                 FIRST QUARTER
                                      2005


OTHER (INCOME)/EXPENSE, NET (millions of dollars)


                                                       1Q `05     1Q `04
                                                       ------     -------
INTEREST INCOME                                        $(93.8)    $ (65.7)
INTEREST EXPENSE                                         84.5        72.8
EXCHANGE (GAINS)/LOSSES                                  (0.7)       (7.8)
MINORITY INTERESTS                                       30.4        39.6
Other, net                                                6.1      (312.2)
                                                       ------     --------
TOTAL                                                  $ 26.5     $(273.3)
                                                       ------     --------



JOINT VENTURE SALES DETAIL (millions of dollars)
All sales reported here are end-market JV sales, presented on a "NET" basis.



MERIAL                                                 1Q `05     1Q `04
                                                       ------     ------
IVOMEC, HEARTGARD, other avermectins                   $  117     $   94
FRONTLINE                                                 202        161
Biologicals                                               120        113
Other Animal Health                                        56         51
Poultry Breeding                                            9          9
                                                       ------     ------
TOTAL MERIAL SALES                                     $  504     $  428
                                                       ------     ------



SANOFI PASTEUR-MSD                                     1Q `05     1Q `04
                                                       ------     ------
HEPATITIS VACCINES                                     $   22     $   20
VIRAL VACCINES                                             17         13
Other Vaccines                                            131        120
                                                       ------     ------
TOTAL SANOFI-MSD SALES                                 $  170     $  153
                                                       ------     ------

MERCK / SCHERING-PLOUGH COLLABORATION                  1Q `05     1Q `04
                                                       ------     ------
VYTORIN (Worldwide)                                    $  179     $   --
ZETIA (Worldwide)                                         332        190
                                                       ------     ------
TOTAL                                                  $  511     $  190
                                                       ------     ------

                               MERCK & CO., INC.
                          OTHER FINANCIAL DISCLOSURES
                                 FIRST QUARTER
                                      2005

NET PRODUCT SALES DETAIL (millions of dollars)



                                                  1Q  `05  vs.  1Q  `04
                                   ----------------------------------------------------------
                                   TOTAL    TOTAL      U.S.      U.S.     FOREIGN     FOREIGN
          PRODUCT                  % CHG      $       % CHG        $       % CHG         $
                                   -----    -----     -----      ----     -------     -------
AGGRASTAT                              1%      23      N/A         --         1%           23
ARCOXIA                               87%      57      N/A         --        87%           57
CANCIDAS                              48%     130       37%        67        62%           63
COZAAR / HYZAAR                       14%     719        8%       234        17%          485
CRIXIVAN / STOCRIN                    23%      79       55%         9        19%           69
EMEND                                  *       17        *         15         *             2
FOSAMAX                                2%     772       -7%       410        14%          362
INVANZ                                66%      20       48%        13         *             7
MAXALT                                40%      78       61%        48        15%           30
PRIMAXIN                              23%     185       86%        54         8%          131
PROPECIA                              11%      70       11%        32        11%           38
PROSCAR                                0%     175       -5%        79         5%           96
SINGULAIR                             18%     735       16%       493        23%          242
TIMOPTIC / TIMOPTIC XE               -14%      32       12%         3       -16%           29
TRUSOPT / COSOPT                       7%     140       -4%        50        13%           90
VASOTEC / VASERETIC                   -8%     158      N/A         --        -8%          158
VIOXX                                  *       --        *         --         *            --
ZOCOR                                -15%   1,106      -18%       738        -7%          368
HEPATITIS VACCINES                   -41%      36      -53%        24        42%           11
VIRAL VACCINES                        14%     133        8%       115        64%           19
OTHER VACCINES                         6%      55       -1%        39        29%           16

* 100% or over
N/A - Not Applicable






TOTAL SALES: VOLUME, PRICE, EXCHANGE

                                 1Q `05         % CHG.        VOL      PX         FX
                                 ------         ------        ---      --         --
TOTAL PHARMACEUTICAL SALES       $5,362            -5%         -7       1          2
                                 ------         ------        ---      --         --
                  U.S. ($ MM)     3,017            -7%        -10       3        N/A
               Foreign ($ MM)     2,345            -1%         -3      -3          4
